UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SANTA LUCIA BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SANTA LUCIA BANCORP

7480 El Camino Real
Atascadero, California  93422

NOTICE OF 2008 ANNUAL MEETING

OF SHAREHOLDERS AND PROXY STATEMENT

MEETING DATE: MARCH 19, 2008

[SANTA LUCIA BANCORP LETTERHEAD)

February   14, 2008

Dear Shareholder:

We are pleased to invite you to the Annual Meeting of Shareholders to be held on Wednesday, March 19, 2008, at 5:30 p.m., at The Carlton Hotel at 6005 El Camino Real, Atascadero, California.  As we have done in the past, in addition to considering the matters described in the Proxy Statement, we will review major developments since our last Shareholders’ Meeting.

We hope that you will attend the Meeting in person; however, we strongly encourage you to designate the proxies named on the enclosed Proxy Card to vote your shares.  This will ensure that your common stock is represented at the Meeting.

We look forward to your participation.

By Order of the Board of Directors,

John C. Hansen

Secretary

SANTA LUCIA BANCORP

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Santa Lucia Bancorp:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders of Santa Lucia Bancorp (“Company”) will be held as follows:

Date:

Wednesday, March 19, 2008

Time:	5:30 p.m.
Place:	The Carlton Hotel
6005 El Camino Real
Atascadero, California

Matters to be voted on:

•                 Election of Directors.  To consider and vote upon a proposal to elect nine (9) persons to the Board of Directors of the Company to serve until their successors have been elected and have qualified. The Board of Directors has nominated the following persons for election:

Khatchik H. Achadjian	Stanley R. Cherry
Jerry W. DeCou III	Douglas C. Filipponi
John C. Hansen	Jean Hawkins
Paul G. Moerman	Larry H. Putnam
D. Jack Stinchfield

•                 Any other matters that may properly be brought before the meeting by order of the Board of Directors

Only those shareholders of record at the close of business on January 31, 2008, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

The Bylaws of the Company provide for the nomination of directors in accordance with the following procedures:

“Article III, Section 3.  Nomination of Directors. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the President of the Company by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) seven (7) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Company owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.”

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING AND YOU WISH TO CHANGE YOUR VOTE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THAT TIME. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO WE CAN PROVIDE ADEQUATE ACCOMMODATIONS.

John C. Hansen

Secretary

February 14, 2008

Please vote promptly.

SANTA LUCIA BANCORP

7480 El Camino Real

Atascadero, California  93422

PROXY STATEMENT

Your vote is very important.  For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the annual meeting by the proxies named on the enclosed proxy card.  This proxy statement is being sent to you in connection with this request and has been prepared for the Board by our management.  “We,” or “our,” refer to Santa Lucia Bancorp.  Santa Lucia Bancorp and its wholly owned subsidiary Santa Lucia Bank are collectively referred to herein as the “Company”.  The proxy statement is being sent to our shareholders on or about February 14, 2008.

GENERAL INFORMATION ABOUT THE MEETING

The Meeting.  Our 2008 annual meeting (the “Meeting”) will be held on March 19, 2008, at 5:30 p.m., at the Carlton Hotel, which is located at 6005 El Camino Real, Atascadero, California.

Who Can Vote.  You are entitled to vote your Company common stock if our records showed that you held your shares as of January 31, 2008.  At the close of business on that date, a total of 1,926,073 shares of common stock were outstanding and entitled to vote.  Each share of Company common stock has one vote.  The enclosed proxy card shows the number of shares that you are entitled to vote.

Voting Your Proxy.  If your common stock is held by a broker, bank, or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxies how to vote your common stock by signing, dating, and mailing the proxy card in the postage paid envelope that we have provided to you.  Of course, you can always come to the Meeting and vote your shares in person.  The proxies will vote your shares in accordance with any specific instructions you indicate on your proxy card.  If you sign and return a proxy card without giving specific voting instructions, your shares will be voted “for” the election of directors named in this proxy statement.

Matters to be Presented.  We are not now aware of any matters to be presented other than the election of directors as described in this proxy statement.  If any matters not described in the proxy statement are properly presented at the Meeting, the proxies will use their own judgment to determine how to vote your shares.  If the Meeting is adjourned, the proxies can vote your common stock on the new meeting date as well, unless you have revoked your proxy instructions.

Revoking your Proxy.  To revoke your proxy instructions if you are a holder of record, you must advise the Secretary of the Company in writing before the proxies vote your common stock at the Meeting, deliver later proxy instructions, or attend the Meeting and vote your shares in person.  Unless you decide to attend the Meeting and vote your shares in person after you have submitted voting instructions to the proxies, you must revoke or amend your prior instructions in writing by notifying the Company’s secretary or by submitting a later dated proxy.  This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted.

How Votes are Counted.  The Meeting will be held if a majority of the outstanding common stock entitled to vote is represented at the Meeting.  If you have returned valid proxy instructions or attend the Meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Meeting.  If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions.  Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in nominee’s name unless they are permitted to do so under applicable rules.  Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the Exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within 10 days of the meeting.  If a nominee cannot vote on a particular matter because it is not routine, there is a “broker non-vote” on that matter.  Broker non-votes count for quorum purposes, but we do not count either abstentions or broker non-votes as votes for or against any proposal.

Cumulative Voting.  Each shareholder of record is entitled to one vote for each share held on all matters to come before the Meeting, except that the shareholders may have cumulative voting rights with respect to the election of directors. Pursuant to California law, no shareholder can cumulate votes unless the name(s) of the candidate(s) for which such votes are to be cast has been placed in nomination prior to the voting and, also prior to the voting at the Meeting, a shareholder has given notice of the shareholder’s intention to cumulate the shareholder’s votes at such Meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper form at the Meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein or for such of said nominees as it may determine is required in the case of cumulative voting. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

If cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected, nine (9), multiplied by the number of votes to which the shareholder’s shares are entitled, or may distribute the same number of votes among as many candidates as the shareholder desires. The nine candidates receiving the highest number of votes are elected.

Cost of this Proxy Solicitation.  We will pay the cost of this proxy solicitation.  In addition to soliciting proxies by mail, we expect that a number of our employees will solicit shareholders for the same type of proxy, personally and by telephone.  None of these employees will receive any additional or special compensation for doing this.   We will, on request, reimburse brokers, banks, and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

Attending the Meeting.  If you are a holder of record and plan to attend the  Meeting, please indicate this when you vote.  If you are a beneficial owner of common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the Meeting.  A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.  If you want to vote your common stock held in nominee name in person, you must get a written proxy in your name from the broker, bank, or other nominee that holds your shares.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws and implementing resolutions provide for a range of from seven (7) to thirteen (13) directors.  The current size of the Board has been set at nine (9) directors.  Management has nominated the nine (9) current directors to serve as the Company’s directors.  Each director who is elected at the Meeting will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

Vote Required.  Directors must be elected by a plurality of the votes cast at the meeting.  This means that the nominees receiving the greatest number of votes will be elected.  Votes withheld for any nominee will not be counted.

Substitute Nominees.  Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies would vote your common stock to approve the election of any substitute nominee proposed by the Board of Directors.  We may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

The following table sets forth certain information as of the Record Date, January 31, 2008, with respect to those persons nominated by the Board of Directors for election as directors. The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company. There are no arrangements or understandings by which any of the directors of the Company were selected. There is no family relationship between any of the directors or executive officers.

Name	Age	Position/Background

Khatchik H. Achadjian	56	Director of the Company/Bank since 1996. County Supervisor of San Luis Obispo and owner of several service stations

Stanley R. Cherry	64	President and Chief Executive Officer of the Company/Bank from 1985 to 2003. Director of the Company/Bank since 1985. Retired.

Jerry W. DeCou III	76	Director and Chairman of the Board of the Company/ Bank since 1985. Retired.

Douglas C. Filipponi	55	Director and Vice Chairman of the Board of the Company/Bank since 1985. President and General Manager of Filipponi-Thompson Drilling Company, Inc.

John C. Hansen	64

Director of the Company/Bank since July 2007. President and Chief Operating Officer of the Bank since July 2007, prior to that Executive Vice President, Chief Financial Officer and Secretary of the Bank since 2004 and Company since 2006 and various other positions since 1995.

Jean Hawkins	80	Director of the Company/Bank since 1985. Retired.

Paul G. Moerman	60	Director of the Company/Bank since 1985. Real Estate Developer and President of Moerman, Inc. (Contractor).

Larry H. Putnam	61

Director of the Company/Bank since 2002. President, Chief Executive Officer since December 31, 2003, prior to that Executive Vice President, Chief Administrative Officer and Secretary of the Company/Bank since 1990 and various other Administrative positions since 1985.

D. Jack Stinchfield	70	Director of the Company/Bank since 1985. General Contractor and real estate broker. Previously in real estate brokerage and lending.

General Information About the Nominees and the Continuing Directors.  All of the nominees are currently directors.  Each has agreed to be named in this proxy statement and to serve if elected.  Each of the nominees and each of the continuing directors was a director and attended at least 75% of the meetings of the Board and committees on which they served in 2007. For the period of time he was on the Board in 2007, Mr. Hansen attended at least 75% of the meetings of the Board and meetings of the committees on which he serves.

                Unless stated otherwise, all of the nominees have been continuously employed by their present employers for more than five years.  None of our directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Security Ownership of Certain Beneficial Owners.  As of January 31, 2008, the Company knew of no person who owned more than five percent (5%) of the outstanding shares of its Common Stock except (i) as set forth in “Security Ownership of Management” or (ii) as described below:

Name and address of	Amount and Nature of	Percent
Beneficial Owner	Beneficial Ownership	of Class

Trust for the Santa Lucia Bank Employee Stock Ownership Plan (1) 7480 El Camino Real Atascadero, California 93422	156,722	8.1%

(1)

The Trust holds the shares of Company’s common stock for the ultimate benefit of Santa Lucia Bank employees who participate in the Bank’s Employee Stock Ownership Plan (“ESOP”). At December 31, 2007, 152,951 shares were held in the Trust. The Trustees of the ESOP are Khatchik H. Achadjian, John C. Hansen and Sharon Satterthwaite, who have shared voting and disposition power over the shares held in the trust.

Security Ownership of Management.  The following table provides information as of January 31, 2008, concerning the equity ownership of the Company’s common stock by its directors/nominees, executive officers, and its directors and executive officers as a group:

Name and Address of Beneficial Ownership (1)	Relationship with Company	Amount and Nature of Beneficial Ownership (2)(3)		Percentage of Class (3)

Khatchik H. Achadjian	Director	17,604	(4)	0.9%

Stanley R. Cherry	Director	108,148	(5)	5.4%

Jim Cowan	Executive Vice President and Chief Credit Officer	17,852		0.9%

Jerry W. DeCou III	Chairman of the Board	89,853	(6)	4.5%

Douglas C. Filipponi	Vice Chairman of the Board	115,525	(7)	5.7%

John C. Hansen	Executive Vice President, Chief Financial Officer and Director	33,168	(8)	1.7%

Jean Hawkins	Director	108,377	(9)	5.4%

Paul G. Moerman	Director	65,177	(10)	3.2%

Larry H. Putnam	President, Chief Executive Officer and Director	95,308	(11)	4.7%

D. Jack Stinchfield	Director	50,352	(12)	2.5%

All Directors and Executive Officers of the Company as a group (10 persons)		701,364		34.9%

(1)   The address for each person are c/o the Company, 7480 El Camino Real, Atascadero, California  93422.

(2)   Unless otherwise indicated in these notes and subject to applicable community property laws and shared voting and investment power with a spouse, the beneficial owner of these securities has sole voting and investment power for the shares of the Company’s common stock listed.

(3)   Includes shares of Common Stock subject to stock options exercisable within 60 days.

(4)   Includes 8,004 shares in a trust and 600 custodial shares over which Mr. Achadjian has shared voting and disposition power. Does not include shares held in either the ESOP or the 401 (k) for both of which Mr. Achadjian is one of the Trustees over which he disclaims beneficial ownership.

(5)   Includes 76,284 shares in a trust over which Mr. Cherry has shared voting and disposition power and 27,664 shares over which Mr. Cherry has sole voting or investment power.

(6)   Includes 84,593 shares held in a trust over which Mr. DeCou has shared voting and disposition power.

(7)   Includes 107,630 shares held in trust over which Mr. Filipponi has shared voting and disposition power and 6,895 held for Mr. Filipponi’s benefit by his company’s profit sharing plan.

(8)   Includes 14,868 shares in a trust over which Mr. Hansen has shared voting and disposition power. Does not include shares held in the ESOP Plan of which Mr. Hansen is one of the Trustees, over which Mr. Hansen disclaims beneficial ownership (except for those shares vested in his individual accounts thereunder).

(9)   Includes 99,377 shares in a trust over which Mrs. Hawkins has shared voting and disposition power.

(10) Includes 56,177 shares in a trust over which Mr. Moerman has shared voting and disposition power.

(11) Includes 60,852 shares held in a trust over which Mr. Putnam has shared voting and disposition power and 8,456 shares over which Mr. Putnam has either sole voting or investment power.

(12) Includes 49,352 shares in trusts over which Mr. Stinchfield has shared voting and disposition power.

ABOUT THE BOARD AND ITS COMMITTEES

We have a strong commitment to good corporate governance and to the highest standards of ethical conduct.  Corporate governance continued to receive a heightened degree of focus from our Board of Directors and management during 2007.

The Board.  The Company is governed by a Board of Directors and various committees of the Board that meet throughout the year.  Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chief Executive Officer and others regarding matters of concern and interest to the Company.  During 2007, there were twelve (12) regularly scheduled meetings of the Board of the Bank and two (2) special meetings.  There were 4 regularly scheduled meetings of the Board of the Company and one (1) special meeting in 2007.  During 2007, the following members of the Board, representing 78% of the Board, were “independent” as defined in the NASDAQ listing standards: Messrs. Achadjian, Cherry, DeCou III, Filipponi, Moerman and Stinchfield, and Ms. Hawkins.  During 2007, Messrs. Hansen and Putnam were not “independent.” The Board has a standing audit committee. During 2007, the Board established a  compensation committee that serves in an Advisory capacity to the Board and also formed a corporate governance committee.

Audit Committee.  The following describes the audit committee membership during 2007, the number of meetings held during 2007, its current membership, and its function.

The members of the Committee during 2007 were Directors Achadjian, Cherry, Filipponi, and Stinchfield.  This Committee met four (4) times in 2007.  In 2007, Messrs. Achadjian, Cherry, Filipponi and Stinchfield were “independent,” as defined by the NASDAQ listing standards. The Board has determined it does not have an “audit committee financial expert,” as such term is defined in the rules and regulation under the Securities Act of 1933, serving on its audit committee.  The Board does not have an audit committee financial expert for a variety of reasons, including but not limited to the depth of financial experience of Mr. Cherry who serves on the audit committee and served as Santa Lucia Bank’s President and CEO from 1985 until 2003.

Pursuant to its Charter, a copy of which was attached to the proxy statement for the 2007 annual meeting, the Audit Committee is a standing committee appointed annually by the Board of Directors. The Charter is not available on the Company’s website. The Committee assists the Board of Directors in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of our accounting systems and financial-reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within the Company.  In so doing, the Committee will:

•      Assist Board oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements;

•      Hold the sole authority to appoint or replace the independent auditor, and assist the Board in ensuring the independence and qualifications of the Company’s independent auditors;

•      Review and evaluate examination results from state and federal bank regulatory agencies relating to financial reporting of the Company;

•      Review and discuss the Company’s annual audited financial statements with management and the Company’s independent auditor; and

•      Periodically review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s systems and controls for monitoring and managing legal and regulatory compliance.

The Audit Committee (“Committee”) of the Board of Directors is composed of four independent directors. The members of the Committee are:  Khatchik H. Achadjian     Stanley R. Cherry      Douglas C. Filipponi      D. Jack Stinchfield

During the course of the fiscal year the Committee reviewed its written policy, which was accepted by the Board of Directors without change.

The Committee has overseen the financial reporting process for Santa Lucia Bancorp (“the Company”) on behalf of the Board of Directors.  In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the annual report and Form 10KSB, which will be filed with the Securities and Exchange Commission.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports.  These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements.  In addition, the Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Committee has also met and discussed with the Company management, and its independent and external auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company’s independent auditors.

Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual

Report on (Form 10-KSB) for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

D. Jack Stinchfield, Khatchik H. Achadjian, Stanley R. Cherry and Douglas C. Filipponi

Corporate Governance Committee: The members of the Committee during 2007 were Directors Cherry, DeCou, Filipponi, Moerman and Putnam. The Corporate Governance Committee met two (2) times in 2007. The Corporate Governance Committee is comprised of employee and non-employee Directors, all of whom, except Mr. Putnam were “independent” as defined by the NASDAQ rules. A copy of the Corporate Governance Charter is not available on the Company’s website.  However, a copy of the charter and guidelines are attached to this proxy statement as “Appendix A”.

 The Corporate Governance Committee will, among other things:

•              Develop, recommend, and review annually the Board of Directors’ Corporate Governance Guidelines to comply with state and federal laws and regulations.

•              Lead the search for qualified directors, review qualifications of individuals suggested by shareholders and directors as potential candidates, and identify nominees who are best qualified.  The criteria for selecting nominees for election as directors of the Company shall include, but not limited to, experience, accomplishments, education, skills, and the highest personal and professional integrity;

•              Recommend to the Board of Directors the nominees to be proposed by the Company for election as directors of the Company at the annual meeting of shareholders, or to fill vacancies on the Board of Directors;

•              Review the Board of Directors’ committee structure and recommend to the Board for its approval directors to serve as members of each committee. The Committee will review committee composition annually and recommend new committee members, as necessary.

Director Nomination Process: The Corporate Governance Committee, which is a new committee formed in 2007, is responsible for screening potential Director candidates, recommending qualified candidates to the Board for nomination, and filling vacancies occurring between annual meetings of shareholders. The Committee considers recommendations of potential candidates from current Directors, management and shareholders.

The Corporate Governance Committee will consider shareholder recommendations for candidates for the Board.  Recommendations can be made in accordance with the “Shareholder Communications with the Board of Directors” section of the Corporate Governance Guidelines, which provides that shareholders may submit recommendations in writing to the Corporate Governance Committee at the Company’s headquarters office.  Each recommendation should identify the proposed nominee and any additional information that may useful in evaluating the proposed nominee.  Shareholders are reminded that proposing a nominee in this fashion does not constitute a shareholder nomination of a Board member.  To actually nominate a person for Board membership a shareholder must comply with Article III, Section 3 of the Company’s Bylaws.  The committee’s non-exclusive list of criteria for Board members is set forth in the “Selection of Directors” section of the Company’s Corporate Governance Guidelines, and includes:

•      Personal qualities and characteristics, accomplishments and reputation in the local business community;

•      Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•      Ability and willingness to commit adequate time to Board and committee matters;

•      The fit of the individual’s skills and personality with those of other Directors and potential Directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•      Diversity of viewpoints, background and experience.

The Corporate Governance Committee conducts surveys and otherwise seeks out the identity of possible candidates for the Board on an ongoing basis.  The Committee screens all potential candidates in the same manner regardless of the source of the recommendation.  At present, the Corporate Governance Committee does not engage a third part to identify and evaluate potential Director candidates. All of the nominees approved by the Corporate Governance Committee for election at the 2008 Annual Meeting were recommended by management and the Board.

Shareholder Communications with the Board. If a shareholder desires to send a communication directly to the Board, a shareholder may do so by complying with the “Shareholder Communications with the Board” section of our Corporate Governance Guidelines, or by sending a letter addressed to the Board to the Company’s headquarters at 7480 El Camino Real, Atascadero, California 93422.  Because the Board often receives solicitation materials from vendors, requests for donations, and advertisements, it is the general practice of the Company to have the President or Executive Vice President review all mail addressed to the Board prior to its delivery to the Board Chairman.

Attendance of Board of Directors at Annual Meeting. We do not have a formal policy regarding director attendance at the annual meeting of shareholders.  However, we strongly recommend that all incumbent Board members, as well as those nominated in the Proxy Statement, attend the annual meeting.  All of our board members attended the annual meeting last year.

COMPENSATION

Compensation.  During 2007, an advisory compensation committee was formed. The following describes the advisory compensation committee during 2007, the number of meetings held during 2007, its current membership , and its function.

The members of the committee during 2007 were Directors  DeCou III, Filipponi, Cherry, and Putnam who is a non voting member. The committee met two (2) times in 2007. Messrs. DeCou III, Filipponi, and Cherry were “independent” as defined in the NASDAQ definition of “independent”, at the fiscal year end December 31, 2007. During 2007, Messrs. Putnam was not independent. Because this committee serves in an advisory capacity only and the ultimate decisions on executive compensation are made by the full board, the Company does not have a formal charter for such committee. The advisory compensation committee makes recommendations to the Board, which is responsible for making the final determinations on executive compensation. The Board determined that it is appropriate for the Company not to have a formal compensation committee in light of the Company’s relative size, stability of the Company’s Board, and the historic involvement of the entire Board in the compensation process.

In connection with executive and director compensation the Board:

•      Establishes proper compensation for the Chief Executive Officer and the other executive officers of the Bank, with Mr. Putnam abstaining from any matter pertaining to his own compensation;

•      Provides oversight of management’s decisions regarding salary procedure for other senior officers and employees; and

•      Makes recommendations to management with respect to incentive compensation and equity-based plans.

The Board does not delegate authority for determining executive officer or director compensation, however the Board does take guidance from the Company’s advisory compensation committee, concerning the compensation of the executive officers.

The following table sets forth the aggregate compensation for services in all capacities paid or accrued by the Company to the only four (4) persons who earned more than $100,000.00 in total salary and bonus during 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)

Larry H Putnam President /CEO	2007	$181,685	$43,587	$17,785	$157,528	$400,584
	2006	$164,732	$36,000	$8,994	$63,488	$273,214
John C. Hansen Executive Vice President /CFO	2007	$149,768	$34,928	$16,799	$118,842	$320,336
	2006	$132,342	$26,000	$7,956	$68,225	$234,523
Jim Cowan Executive Vice President/CCO	2007	$116,230	$17,500	$12,718	$30,696	$177,143
	2006	$99,948	$13,300	$4,497	$30,463	$148,209
Robert Covarrubias SVP/Manager	2007	$96,557	$8,517	$10,056	$21,120	$136,250
	2006	$87,577	$6,517	$6,231	$19,174	$119,499

(1)   Amounts shown include gross salary earnings, less individual contributions to the bank’s 125 cafeteria plan.

(2)   Amounts shown as bonus payments were earned in the year indicated but not paid until January of the next fiscal year.

(3)   Amounts shown is the 2007 compensation cost of stock options granted 12/10/03, 9/15/06 and 6/21/07.

(4)   Larry Putnam:  Bank paid portion of insurance premium was $5,220 and $5,520 for 2006 and 2007 respectively.  Car allowance was $6,000 for both years 2006 and 2007.  401k matching by the Bank was $3,442 in 2006 and $3,768 in 2007.  The Company’s contribution under Mr. Putnam’s Salary Continuation Agreement was $34,084 and $129,433 for 2006 and 2007 respectively (see salary continuation agreement discussion on page 22). The amount allocated to Mr. Putnam’s ESOP as of January 31, 2008, was $14,742 and $12,807 for 2006 and 2007 respectively

John Hansen:  Bank paid portion of insurance premium was $7,320 and $7,620 for 2006 and 2007 respectively.  Car allowance was $3,600 for both years 2006 and 2007.  401k matching by the Bank was $$2,770 and $3,106 in 2006 and 2007 respectively. The Company’s contribution under Mr. Hansen’s Salary Continuation Agreement was $42,393 and $94,235 for 2006 and 2007 respectively (see salary continuation agreement discussion on page 22).  The amount allocated to Mr. Hansen’s ESOP as of January 31, 2008 was $12,142 and $10,281 for 2006 and 2007 respectively.

Jim Cowan:  Bank paid portion of insurance premium was $10,200 and $10,620 for 2006 and 2007 respectively.  Car allowance was $2,400 and $3,600 in 2006 and 2007 respectively.  401k matching by the Bank was $2,151 in 2006 and $2,491 in 2007 respectively. The Company’s contribution under Mr. Cowan’s Salary Continuation Agreement was $6,308 and $6,576 for 2006 and 2007 respectively (see salary continuation agreement discussion on page 22). The amount allocated to Mr. Cowan’s ESOP as of January 31, 2008 was $9,404 and $7,409 for 2006 and 2007 respectively.

Robert Covarrubias:  Bank paid portion of insurance premium was $10,200 and $10,620 for 2006 and 2007 respectively.  Car allowance was $0.00 and $1,800 in 2006 and 2007 respectively.  401k matching by the Bank was $1,573 in 2006 and $2,072 in 2007 respectively. The amount allocated to Mr. Covarrubias’s ESOP as of January 31, 2008 was $7,401 and $6,628 for 2006 and 2007 respectively.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($) (3)	Option Expiration Date

Larry H. Putnam	8,000	0	$8.1875	9/13/2010
President/Chief Executive Officer	16,000	4,000	$13.3750	12/10/2013
	2,000	8,000	$24.8500	9/15/2016

John C. Hansen	3,500	0	$8.1875	9/13/2010
Executive Vice President/CFO	12,800	3,200	$13.3750	12/10/2013
	2,000	10,000	$24.8500	9/15/2016

James M. Cowan	2,000	2,000	$13.3750	12/10/2013
Executive Vice President/Credit	1,000	4,000	$24.8500	9/15/2016
Administrator	0	5,000	$27.0000	6/21/2017

Robert Covarrubias	800	3,200	$12.0000	2/12/2013
Senior Vice President /Manager	2,000	3,000	$29.0000	8/16/2015
	0	5,000	$27.0000	6/21/2017

(1)	Represents the vested and unexercised portion of stock options granted 9/13/00, 12/10/03, 9/15/06 and 6/21/07 (adjusted for 4 for 1 stock split 6/30/05).

(2)	Represents the number of unvested shares of stock options granted 12/10/03, 8/16/05, 9/15/06 and 6/21/07 (adjusted for 4 for 1 stock split 6/30/05).

(3)	Represents the market value of the options at their grant date (adjusted for 4 for 1 stock split 6/30/05).

During 2007 Jim Cowan and Robert Covarrubias were granted stock options of 5,000 shares each. There were no nonqualified deferred compensation earnings, in 2007. The section of the chart normally showing this information has been omitted.

Santa Lucia Bancorp Stock Option Plan.  The Company sponsors one compensatory incentive and non-qualified stock option plan which provided certain key employees and the Board of Directors with the option to purchase shares of common stock, and one Equity Based Compensation Plan which provides certain key employees and the Board of Directors with awards of options stock appreciation rights, restricted stock awards, restricted share units, and performance share awards, or any combination thereof.  In 1999, the Bank adopted a stock option plan (the 2000 plan) under which up to 360,000 shares of the Bank’s common stock could be issued to directors, officers, and key employees.  As of the adoption of the new equity compensation plan in 2006, no further grants may be made under the 2000 plan.  In 2006, the Company adopted the 2006 Equity Based Compensation Plan (the Plan), under which the maximum number of shares of common stock that may be awarded shall not exceed 200,000 shares, including 38,200 shares rolled over from the Company’s 2000 Stock Option Plan to date, only options have been granted from the plan.

Option prices may not be less than 100% of the fair market value of the stock at the date of grant.  Options became exercisable at the rate of 20% per year beginning at various dates and expire not more than ten years from the date of grant.  Both Plans permit payment for the exercise of options in cash or by means of a cashless exercise, whereby the optionee’s consideration for the exercise of the stock options may be other shares of the Company’s Common Stock owned by the Optionee.    During 2007 the Company granted 34,000 shares under the Plan.

In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease in three (3) months unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease immediately.  The Company recognized stock-based compensation costs of $122,645 resulting in $18,450 of related tax benefits in 2007.

As of January 31, 2008, there were options outstanding under both plans for 226,060 shares of the Company’s common stock.

401 (k) Plan.  The Santa Lucia Bank Profit Sharing / 401(k) Plan (the “401(k) Plan”) was established, and all assets of the former profit sharing plan were transferred to it, effective July 1, 2001. The Bank administers the 401(k) Plan, and its trustees are Khatchik H. Achadjian, John C. Hansen and Sharon Satterthwaite.

Employees are eligible to participate in the 401(k) Plan if they are over 18 years of age and have competed at least six months of service with the Bank, provided they are not covered by any collective bargaining agreement. Eligible employees are allowed to contribute pre-tax compensation to the 401 (k) Plan each years, to a maximum established by law and by the terms of the Plan.  In its discretion the Bank may also contribute additional amounts. During the year ended December 31, 2007, the Bank made an approximate $57,000 contribution to the 401(k) Plan. The remainder of the contributions by the Bank during the year ended December 31, 2007 was made to the Bank’s Employee Stock Ownership Plan, discussed below.

Santa Lucia Bank Employee Stock Ownership Plan.  Effective as of January 1, 1994, the Bank adopted the Santa Lucia Bank Employee Stock Ownership Plan (“ESOP”). The ESOP is considered by the Board of Directors to be a means of recognizing the contributions made to the Bank’s successful operation by its employees and to encourage stock ownership by its employees. The Trustees under the ESOP are Khatchik H. Achadjian, John C. Hansen and Sharon Satterthwaite. During 2007, the Bank made a contribution of approximately $203,000 to the ESOP.

All employees of the Bank who are at least 18 years old, have been credited with 1 year service, and have 1,000 hours by the end of their first twelve consecutive months of employment are eligible to participate.  A part of the Bank’s contribution is allocated to the account of each employee who was eligible that year. An employee is fully vested in the ESOP if they retire at age 65, they die while employed by the Bank, they become disabled while employed by the Bank or they attain age 55 and have participated in the ESOP for 10 years. An employee who does not meet these criteria may become partially vested.

Salary Continuation Agreements.  The Bank has entered into Salary Continuation Agreements, a non-qualified retirement plan, with each of its current executive officers, Larry H. Putnam and John C. Hansen, which were amended effective April 12, 2007 (“Agreements”).  The Bank has also entered into Salary Continuation Agreements with officer, James M. Cowan, effective May 22, 2001.

The Bank has chosen to fund these Agreements with the purchase of bank owned life insurance (“BOLI”) policies on the lives of each of the foregoing officers. In addition to paying a death benefit in the event of a death of one of the executive officers, the BOLI policies also generate income, which helps to offset the annual expense accrual incurred by the Bank each year because of the Agreements. In 2007, the aggregate accrued expense recognized by the Bank because of the Agreements for the Messrs. Putnam, Hansen and Cowan was $178,134 and the aggregate income earned from their BOLI policies was $92,787.

Upon their respective retirements, provided Messrs. Putnam, Hansen, and Cowan’s continuous employment with the Bank until age 65, the Agreements provide payments to Mr. Putnam of $56,000 per year, and to Mr. Hansen $30,001 if he retires at age 65 or $75,000 each year for life if he retires at the age of 70, and to Mr. Cowan of $25,000 per year, starting at age 65 and continuing for the remainder of their lives.  However, the Agreements also provide in the event of a participant’s death prior to age 65, his beneficiary will be entitled to the retirement benefit starting at age 65 or the month after the participant’s death, whichever is later, and continuing for the beneficiary’s life. These amounts are to be increased each year prior to retirement by the greater of five percent or the increase in the Consumer Price Index. In the event of retirement at age 62, the participants would be entitled to a reduced retirement benefit.

The participants are also entitled to lesser payments in the event of a change of control of the Bank, disability or separation from their employment. The Bank has purchased life insurance policies on the life of each participant to provide funds to the Bank to meet its obligations under the Agreements. The participants are unsecured general creditors of the Bank with regard to payments to be made pursuant to the Agreements.

Change in Control Agreements.  In 1994, the Company entered into change of control agreements with Larry H. Putnam, its then Executive Vice President and Chief Administrative Officer, and now President and Chief Executive Officer.  In general, Mr. Putnam’s agreement provides that after a “Change in Control” (as defined in the Agreements), and his termination without cause or “resignation with good reason” within 24 months of the announcement of or 18 months of the consummation of the Change in Control, he will be entitled to a lump sum payment equal to 12 months of compensation at his respective base salary rate then in effect plus continued participation in his employee benefits for said 12-month period. Effective August 1, 1998, the Bank revised the Agreement with Mr. Putnam with the benefits provided thereunder remaining substantially the same as the prior agreements. In addition, the Company entered into such an agreement with John C. Hansen, then Senior Vice President and Chief Financial Officer, now Executive Vice President and Chief Financial Officer, on substantially similar terms as Mr. Putnam’s agreement.  On November 11, 2004, the Company entered into such an agreement with James M. Cowan, then Senior Vice President and Branch Administrator, now Executive Vice President and Chief Credit Officer, on substantially similar terms as Mr. Putnam’s agreement, excepting that he would be entitled to a lump sum payment equal to 6 months of compensation at his respective base salary rate then in effect plus continued participation in his employee benefits for said 6 month period.  Effective December 15, 2006 all three Change in Control agreements were amended, such that, Messrs. Putnam’s and Hansen’s  would be a lump sum payment equal to 24 months of compensation, and Messrs. Cowan’s benefit would be for a lump sum payment equal to12 months of compensation.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and any person who owns more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and holders of ten-percent or more of the Company’s common stock are required by SEC regulations to furnish the SEC with copies of all Section 16(a) forms they file. To the best knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2007, there are no holders of ten percent or more of the Company’s Common Stock and all Section 16(a) filing requirements applicable to its executive officers and directors appear to have been met.

Compensation of Directors.  During 2007, the non-employee directors were paid a fee of $2,000 per month for attending all board and committee meetings of which amount $300 is deferred pursuant to the terms of the Deferred Fee Agreement described below for those participating in this plan. Director Cherry does not participate in the

Deferred Fee Plan.  During 2007 directors no longer receive health insurance coverage on the same basis as employees however, the bank helps to defer the cost of insurance for directors by paying $7,620 per director. In addition they participate in a Director Retirement Plan and in the Company’s Stock Option Plan, all as described below.  The total amount of fees paid to directors for attendance at Board and Committee meeting during 2007 was $ 168,000 of which $21,600 was deferred.

Director Compensation

Name	Gross Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
K. Achadjian	$24,000	$6,427	$48	$30,475
S. Cherry	$24,000	$1,972	$21,566	$47,538
J. DeCou	$24,000	$6,427	$10,975	$41,402
D. Filipponi	$24,000	$6,427	$7,670	$38,097
J. Hawkins	$24,000	$6,427	$7,620	$38,047
P. Moerman	$24,000	$6,427	$7,818	$38,245
D. J. Stinchfield	$24,000	$6,427	$9,767	$40,194

(1)

Fees paid to each Director for Board and Committee meetings throughout the year.

(2)

Amounts shown is the 2007 compensation cost of stock options granted 9/15/06. The amount for Director Cherry also includes the 2007 compensation cost of stock options granted 12/10/03 when he was President and Chief Executive Officer of the Bank.

Each Director set forth above was granted a 5,000 share stock option in 2006 at then fair market value of $24.85 per share. The total number of shares outstanding as of 12/31/07 for each Director is; Achadjian (13,000), Cherry (9,800), DeCou (9,260), Filipponi (5,000), Hawkins (13,000), Moerman (13,000), and Stinchfield (5,000).

There were no stock awards granted or outstanding and there were no nonqualified deferred compensation earnings in 2007. The section of the chart normally containing this information has been omitted.

(3)

Amounts shown include the Bank paid portion of the Director’s insurance premium, and the amount paid toward the Director’s retirement plan (if any). The amount shown for Director Cherry includes his salary continuation plan payments.

Director Retirement Plan.  All of the non-employee directors of the Bank except Stanley R. Cherry are participants in the Bank’s Director Retirement Plan (“Director’s Plan”), which was entered into on February 1, 1997. In order to receive benefits under the Director’s Plan, a non-qualified plan, a participant must have completed ten years of service as a director of the Bank and is entitled to the full benefit of the plan upon retirement at age 75 or a lesser benefit at age 65 based upon the number of years of service. The participants are also entitled to lesser benefits in the event of leaving the Bank’s Board of Directors before attaining age 65 and ten years of service, disability or a change of control of the Bank. The directors are deferring a portion of their fees towards this arrangement.

The Bank has purchased life insurance policies on the life of each participant to provide funds to the Bank to meet its obligations under the Agreements. The participants are unsecured general creditors of the Bank with regard to payments to be made pursuant to the Director’s Plan.

Deferred Fee Agreement.  All of the non-employee directors of the Bank, except for Mr. Cherry, are participants in the Bank’s Deferred Fee Agreement (“Deferral Agreement”), which was entered into on February 1, 1997. The Deferral Agreement is a non-qualified plan. Under the Deferral Agreement a participant elects to defer a portion of their director’s fees, which amount may be changed once each year in advance. Each participating director is required to defer at least $3,600 per year. A deferral account is established for each participant and the monies in the deferral account accrue interest at an annual rate equal to the prime rate as reported in The Wall Street Journal on the anniversary date of the Deferral Agreement.

Upon termination of the participant’s service as a director (“Normal Termination”) of the Bank, disability, or a change of control of the Bank, they are entitled to the amount in their deferral account to be paid over ten years. In the event of a participant’s death while still a director of the Bank, the benefit payable to their beneficiary will be the greater of the benefit upon Normal Termination or a benefit determined as if the director had deferred $3,600 annually until age 75.

The Bank has purchased life insurance policies on the life of each participant to provide funds to the Bank to meet its obligations under the Deferral Agreements. The participants are unsecured general creditors of the Bank with regard to payments to be made pursuant to the Directors Plan.

Transactions with Related Persons.  There have been no transactions, or series of similar transactions, during 2007, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average total assets at year-end for the last three completed fiscal years, and in which any director (or nominee for director) of the Company, executive officer of the Company, any shareholder owning of record or beneficially 5% or more of Company Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management.  Some of the current directors and executive officers of the Company and the companies with which they are associated have been customers of, and have had banking transactions with the Company, in the ordinary course of the Company’s business.  The Company expects to continue to have such banking transactions in the future.  All loans and commitments to lend included in such transactions have been made, (i) in the ordinary course of business, (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loan with persons not related to the Company, and (iii) in the opinion of management of the Company, did not involve more than the normal risk of collectibility or present any other unfavorable features.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Vavrinek, Trine, Day & Co., LLP (“Vavrinek”), independent certified public accountants, performed the audit of our consolidated financial statements for the year ended December 31, 2007. A representative of Vavrinek should be present at the Annual Meeting, and will have the opportunity to make a statement if desired. Vavrinek’s representative also will be able to respond to appropriate questions.

Fees Paid to the Independent Auditors.  During the fiscal year ended December 31, 2007, fees paid to our independent auditor, Vavrinek, consisted of the following:

Audit Fees.  Aggregate audit fees billed to the Bank by Vavrinek during the 2006 and 2007 fiscal years for review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-QSB totaled $58,000 and $49,000, respectively.

Audit-Related Fees.  There were audit-related fees of $6,000 and $6,000 billed to the Bank by Vavrinek during the 2006 and 2007 fiscal years, respectively.

Tax Fees.  The aggregate fees billed to the Bank by Vavrinek during the 2006 or 2007 fiscal years for tax compliance, tax advice, or tax planning totaled $5,000 and $5,000, respectively.  Such fees related to Vavrinek’s preparation of the Bank’s Federal and State tax returns and calculation of related estimated tax payments.

All Other Fees.  Vavrinek billed the Company $3,000 in 2006 and $0.00 in 2007 for preparation of the tax opinion regarding formation of the Company.

For the fiscal year 2007 the Board considered and deemed the services provided by Vavrinek compatible with maintaining the principle accountant’s independence.  The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from the Bank’s independent public accountant.  A copy of that Charter was attached to the Proxy Statement for the 2007 annual meeting.  The Audit Committee approved all services described above in the discussion of fees paid to Vavrinek.

Less than half the total hours expended on Vavrinek’s engagement to audit our financial statements for the 2007 fiscal year were attributed to work performed by persons other than Vavrinek’s full-time permanent employees.

ANNUAL REPORT

The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 2007 is included in this mailing to shareholders.

FORM 10-KSB

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO JOHN C. HANSEN, SECRETARY, SANTA LUCIA BANCORP, 7480 EL CAMINO REAL, ATASCADERO, CALIFORNIA, 93422.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Proxy Statement Proposals.  Next year’s Annual Meeting of Shareholders will be held on March 18, 2009.  Under the rules of the SEC, proposals that shareholders seek to have included in the proxy statement for our next annual meeting of shareholders must be received by the Secretary of the Company not later than October 17, 2008.

OTHER BUSINESS

The Board of Directors knows of no other matters that will be brought before the meeting, but if such matters are properly presented to the meeting, proxies solicited hereby will be voted in accordance with the discretion of the persons holding such proxies.  All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

ADDITIONAL INFORMATION

Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC.  The Company electronically files the following reports with the SEC.  Form 10-K (Annual Report), Form 8-K (Report of Unscheduled Material Events), and Form DEF 14A (Proxy Statement).  It may file additional forms.  The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed.  Additionally, a link to all forms filed with the SEC and additional stockholder information is available free of charge on our website: www.santaluciabank.com.  The Company posts these reports to its website as soon as reasonably practicable after filing them with the SEC.  None of the information on the hyperlinked from the Company’s website is incorporated into this proxy statement.

John C. Hansen

Secretary

APPENDIX A

CORPORATE GOVERNANCE COMMITTEE CHARTER

AND CORPORATE GOVERNANCE GUIDELINES

SANTA LUCIA BANCORP

CORPORATE GOVERNANCE COMMITTEE CHARTER

SUMMARY

This Charter sets forth the authority and duties of the Nominating/Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Santa Lucia Bancorp (the “Company”).  This Charter will be available in written form upon request, and referenced in the Company’s Annual Report on Form 10-K or its Annual Meeting Proxy Statement.

MEMBERSHIP

The Committee members will be appointed by the Board of Directors and the Chairman of the Committee will be designated by the Board.

Committee members will serve at the pleasure of the Board and may be removed by the Board of Directors in its discretion.

The Committee will consist of five members, the majority of which will satisfy, as determined by the Board of Directors and the regulations of the Securities and Exchange Commission with respect to independence.

The composition of the Committee and its independence will be reviewed annually by the Board of Directors.

MEETINGS

The Committee will meet at least annually or as often as appropriate to fulfill its duties and responsibilities.

Minutes of meetings will be approved by the Committee and maintained.

The membership of the Committee shall consist of at least five (5) directors one of which will always be the CEO and two (2) directors will rotate off of the committee each year who shall be appointed from time to time to the Committee by the Board.  A quorum of the Committee shall be required to conduct business.  Presence of a majority of the Committee’s members shall constitute a quorum.  A member shall be deemed present for quorum and voting purposes if the member is physically present at the meeting.

All Board members are invited to attend meetings and will be given advance notice of any governance meeting.  The Committee may request any officer or employee of the Company, or the Company’s outside advisors, or any special counsel or advisors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

SANTA LUCIA BANCORP

CORPORATE GOVERNANCE COMMITTEE CHARTER

DUTIES AND RESPONSIBILITIES

The Committee has no authority other than to review and recommend items to the Board.

•                  Develop, recommend, and review annually the Board of Directors’ Corporate Governance Guidelines to comply with state and federal laws and regulations.

•                  Lead the search for qualified directors, review qualifications of individuals suggested by shareholders and directors as potential candidates, and identify nominees who are best qualified.  The criteria for selecting nominees for election as directors of the Company shall include, but not limited to, experience, accomplishments, education, skills, and the highest personal and professional integrity;

•                  Recommend to the Board of Directors the nominees to be proposed by the Company for election as directors of the Company at the annual meeting of shareholders, or to fill vacancies on the Board of Directors;

•                  Review the Board of Directors’ committee structure and recommend to the Board for its approval directors to serve as members of each committee. The Committee will review committee composition annually and recommend new committee members, as necessary.

SANTA LUCIA BANCORP

CORPORATE GOVERNANCE GUIDELINES

INTRODUCTION

The Board of Directors (the “Board”) of Santa Lucia Bancorp (the “Company”), acting on the recommendation of its Corporate Governance Committee, has developed and adopted a set of corporate governance principles (the “Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions.

These Guidelines memorialize practices that the Company has developed over its history to oversee the work of management and the Company’s business results.  Setting forth these Guidelines helps to assure having practices in place for the Board to review and evaluate the Company’s business operations as needed.

The Guidelines are subject to future refinement or changes as the Board may find necessary or advisable for the Company in order to achieve these objectives.

SELECTION OF DIRECTORS

In selecting new Directors of the Company, consideration is given to each individual Director’s personal qualities and abilities, the collective Board members’ skills and aptitudes for conducting oversight of the Company and its management, and duties imposed by law and regulation.

A majority of the Board shall consist of directors who are neither officers nor employees of the Company or its subsidiaries (and have not been officers or employees within the previous three years), and do not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise considered “independent” and such additional criteria as the Board and Committee deem relevant, including the following:

•                  Personal qualities and characteristics, accomplishments and reputation in the local business community;

•                  Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business and the ability to direct business to the Company;

•                  Ability and willingness to commit adequate time to Board and committee matters;

•                  The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•                  Diversity of viewpoints, background and experience.

SANTA LUCIA BANCORP

CORPORATE GOVERNANCE GUIDELINES

ELECTION TERM

The Board does not believe it should establish term limits.  Directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Company based on their experience with and understanding of the Company’s history, policies, and objectives.

RETIREMENT OF DIRECTORS

Directors of the Company and its banking subsidiary will not stand for reelection after reaching the age of 72 years.  Directors are allowed to complete their current terms if their 72nd birthday falls within the term.  Exceptions to this policy can be approved by the Board.  The current Board members are excluded from the retirement requirements.

BOARD MEETINGS

The Board currently plans at least twelve meetings for the Bank and four meetings for the Bancorp each year, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board.  In addition, there will be a strategic retreat once a year.

The agenda for each Board meeting will be prepared by the Corporate Secretary.  All information relevant to the Board’s understanding of matters to be discussed at an upcoming Board meeting, including the monthly “Board package” of financial information and reports, should be distributed in writing or electronically to all members in advance, whenever feasible and appropriate.  In preparing the information, management should ensure that the materials distributed are as concise as possible, yet give directors sufficient information to make informed decisions.  The Board acknowledges that certain items to be discussed at Board meetings are of an extremely sensitive nature and that the distribution of material on these matters prior to Board meetings may not be appropriate.

THE COMMITTEES OF THE BOARD

Corporate Governance Committee and the Audit Committee shall be composed of directors who do not have relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  A director may serve on more than one committee for which he or she qualifies.  The Audit Committee must also satisfy the requirements of SEC.

SANTA LUCIA BANCORP

CORPORATE GOVERNANCE GUIDELINES

EXPECTATIONS FOR DIRECTORS

The business and affairs of the Company shall be managed by or under the direction of the Board in accordance with California law.  In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of the Company.  The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board’s business.

1.

Commitment and Attendance. All independent and management directors should make every effort to attend meetings of the board and meetings of committees of which they are members. All directors should make every effort to attend meetings of the shareholders.

2.

Participation in Meetings. Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the board and of each committee on which he or she serves. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

3.

Loyalty and Ethics. In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interests possessed by a director.

The Company has adopted a Code of Ethics, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code’s provisions in these areas.

4.

Other Directorships. The Company values the experience directors bring from other boards on which they serve, but recognizes that those boards may also present conflicts or legal issues. Directors should advise the Chairman of the Corporate Governance Committee and the CEO before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

5.	Contact with Other Constituencies. It is important that the Company speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson.

SANTA LUCIA BANCORP

CORPORATE GOVERNANCE GUIDELINES

6.

Confidentiality.  The proceedings and deliberations of the Board and its committees are confidential.  Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The ability of shareholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations.  In furtherance of this interest, the Board has adopted a process by which a shareholder may communicate directly in writing to the Board.  A shareholder wishing to provide a written communication to the Board should address his or her letter to Investor Relations, Santa Lucia Bancorp, 7480 El Camino Real, Atascadero, California 93422.  Because communications to the Board can relate to products and services, be solicitations or otherwise relate to improper or irrelevant topics, the Board has adopted a process for “filtering” communications.  This process has been approved by not less than a majority of the independent directors on the Board.

REVOCABLE PROXY – SANTA LUCIA BANCORP

ANNUAL MEETING OF SHAREHOLDERS – March 19, 2008

The undersigned shareholder(s) of Santa Lucia Bancorp (the “Company”) hereby appoints, constitutes and nominates Khatchik H. Achadjian, Douglas C. Filipponi and D. Jack Stinchfield, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at The Carlton Hotel, 6005 El Camino Real, Atascadero, California on Wednesday, March 19, 2008, at 5:30 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.             Election of Directors.  To elect the following nine (9) persons to the Board of Directors of the Company to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Khatchik H. Achadjian	Stanley R. Cherry
Jerry W. DeCou III	Douglas C. Filipponi
John C. Hansen	Jean Hawkins
Paul G. Moerman	Larry H. Putnam
D. Jack Stinchfield

☐ FOR all nominees listed above	☐ WITHHOLD AUTHORITY to vote
(except as marked to the contrary)	for all nominees listed above

A shareholder may withhold authority to vote for any nominee by lining through or otherwise striking out the name of such nominee.

2.             To transact such other business as may properly come before the meeting.

Continued on back

{REVERSE SIDE}

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

I/WE do ☐ or:	I/WE do not ☐ expect to attend this meeting.

The Board of Directors recommends a vote FOR the foregoing proposal.  If any other business is presented at the Annual Meeting, this proxy shall be voted in accordance with the discretion of the proxy holders.  This proxy also vests discretionary authority to cumulate votes.  This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its use.

Signature

Signature

Date:

Please date and sign exactly as your name(s) appear to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.